Exhibit 10 (e)
                        Amendment #4 to Loan Agreement
                            dated December 31, 1995


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
                                William Farber
                                 32640 Whatley
                           Franklin, Michigan 48025



                                 December 31, 1995


Mr. Jeffrey Moshal
Lannett Company, Inc.
9000 State Road
Philadelphia, Pennsylvania 19136


      Re: Loan Agreement between William Farber ("Lender") and Lannett Company, Inc., a Delaware corporation ("Borrower") dated August 30, 1991, as amended by Amendment #1 to Loan Agreement dated as of March 15, 1993, and by letter agreements dated August 1, 1994, May 15, 1995 (the "Loan Agreement").


Dear Jeffrey:

      This letter confirms that the Maturity Date (as defined in the Loan Agreement) for the Revolving Credit Loan is extended to July 1, 1997.



                               Very Truly Yours,

                               /s/ William Farber
                              -------------------
                                William Farber



AGREED TO AND ACCEPTED:

LANNETT COMPANY, INC.


By:/s/ Jefffrey M. Moshal
   ---------------------
     Jeffrey Moshal, Director of Financial Operations


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